UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2020

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ballantyne Strong, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 30, 2020. There were outstanding and entitled to vote at the Annual Meeting 14,790,374 shares of common stock. There were present, in person or by proxy, 14,392,857 shares, representing approximately 97.3% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the six nominees for election to the Board of Directors, all of whom were elected to serve as directors of the Company until the Company’s 2021 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	11,465,707	1,116,094	1,811,056
Lewis M. Johnson	11,567,472	1,014,329	1,811,056
William J. Gerber	11,659,998	921,803	1,811,056
Charles T. Lanktree	11,658,220	923,581	1,811,056
Robert J. Roschman	11,441,067	1,140,734	1,811,056
Ndamukong Suh	11,520,109	1,061,692	1,811,056

Proposal No. 2 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement related to the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
11,687,818	837,736	56,247	1,811,056

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain
13,912,172	466,958	13,727

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: November 30, 2020	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer